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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Aavid Thermal Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17933, 333-17931, 333-17927, 333-17925, and 333-51111).




                                                         s/s
                                                         ARTHUR ANDERSEN, LLP



Boston, Massachusetts
March 26, 1999


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